Exhibit 10.15

LIMITED CONSENT, JOINDER AND SEVENTH OMNIBUS AMENDMENT

This LIMITED CONSENT, JOINDER AND SEVENTH OMNIBUS AMENDMENT (this “Consent and Amendment”) is entered into as of this 4th day of September, 2007 by and among J.B. POINDEXTER & CO., INC., a Delaware corporation (“Poindexter”), MORGAN TRUCK BODY, LLC, a Delaware limited liability company (“Morgan LLC”), TRUCK ACCESSORIES GROUP, LLC, a Delaware limited liability company (“TAG LLC”), MIC GROUP, LLC, a Delaware limited liability company (“MIC LLC”), MORGAN OLSON, LLC, a Delaware limited liability company (“MO LLC”), EFP, LLC, a Delaware limited liability company (“EFP LLC”), FEDERAL COACH, LLC, a Delaware limited liability company (“Federal Coach”) and RICHARD’S MANUFACTURING COMPANY, an Oklahoma corporation (“RMC”) (Poindexter, Morgan LLC, TAG LLC, MIC LLC, MOC LLC, EFP LLC, Federal Coach and RMC are each a “Borrower” and collectively referred to as “Borrowers”), the other Loan Parties signatory hereto, LaSalle Bank National Association, a national banking association, for itself, as a Lender, and as Agent for Lenders, and all other Lenders parties hereto. Unless otherwise specified herein, capitalized terms used in this Consent and Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrowers, the other Loan Parties (other than M&M as defined below), Agent and Lenders have entered into that certain Loan and Security Agreement dated as of March 15, 2004 (as amended by that certain First Amendment to Loan and Security Agreement dated as of May 13, 2004, that certain Limited Consent and Second Amendment dated as of November 3, 2004, that certain Limited Consent and Omnibus Amendment dated as of December 30, 2004, that certain Third Amendment to Loan and Security Agreement dated as of January 20, 2005, that certain Amendment No. 4 to Loan and Security Agreement dated as of April 25, 2005, that certain Limited Consent and Second Omnibus Amendment, dated as of June 7, 2005, that certain Third Omnibus Amendment, dated as of January 20, 2006, that certain Limited Consent and Fourth Omnibus Amendment, dated as of March, 17, 2006, that certain Limited Consent, Joinder and Fourth Omnibus Amendment, dated as of October 10, 2006, that certain Limited Consent, Joinder and Fifth Omnibus Amendment, dated as of April 30, 2007 and that certain Limited Consent, Joinder and Sixth Omnibus Amendment, dated as of August 22, 2007 and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrowers and the other Loan Parties have advised Agent that Machine & Manufacturing I, Inc., a Texas corporation (“M&M”), Ramesh Patel (the “Seller”), MIC LLC, as buyer, are parties to a Stock Purchase Agreement (“M&M Purchase Agreement”), dated on or about the date hereof, pursuant to which MIC LLC has acquired from the Seller all of the issued and outstanding Capital Stock of M&M for an estimated purchase price of $8,300,000 (as the same may be adjusted in accordance with the M&M Purchase Agreement) payable pursuant to the M&M Purchase Agreement (the “M&M Purchase”); and

WHEREAS, Borrowers and the other Loan Parties desire that (i) Agent and Lenders provide their consent to the M&M Purchase, (ii) M&M become a Loan Party under the Loan Agreement and (iii) certain provisions of the Loan Agreement be amended as herein set forth.

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Loan Parties, Agent and Lenders hereby agree as follows:

SECTION 1.         Limited Consents. Subject to the conditions precedent set forth in Section 5 hereof, Agent and Lenders hereby consent to the M&M Purchase.

SECTION 2.         Joinder. M&M hereby assumes, and agrees to perform, for the benefit of Agent and Lenders, all of the Liabilities of a Loan Party under the Loan Agreement, as direct and primary obligations of M&M (including any such Liabilities that may have accrued prior to the date hereof), and further agrees that it shall comply with and be fully bound by the terms of the Loan Agreement as a Loan Party as if it had been a signatory thereto as of the date thereof; provided that the representations and warranties made by M&M thereunder shall be deemed true and correct as of the date of this Consent and Amendment.

SECTION 3.         Amendments to Loan Agreement and Other Agreements.

(a)           The following new definition of “M&M” is hereby inserted into the Loan Agreement in alphanumeric order:

““M&M” means Machine & Manufacturing I, Inc., a Texas corporation.”

(b)     The following definition set forth in Section 1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

““Respective Loan Parties” shall mean (i) with respect to Poindexter, Poindexter, Raider Industries Inc., and at all times from and after the “Respective Effective Date” Federal Coach and Eagle LLC, (ii) with respect to Morgan LLC, Morgan LLC, Morgan Trailer Financial Corporation, Morgan Trailer Financial Management, L.P. and at all times from and after the “Respective Effective Date” Commercial Babcock Inc., (iii) with respect to MIC LLC, MIC LLC, SWK Holdings, Inc, Universal Brixius, LLC and at all times from and after the “Respective Effective Date”, RMC, Handley, Tarlton and M&M, (iv) with respect to TAG LLC, TAG LLC and at all times from and after the “Respective Effective Date” State Wide, (v) with respect to MO LLC, MO LLC and (vi) with respect to EFP LLC, EFP LLC. As used above, “Respective Effective Date” with respect to Commercial Babcock Inc., Federal Coach, Eagle LLC, State Wide, RMC, Handley, Tarlton or M&M shall mean the date on which Agent shall provide its written approval to the inclusion of Commercial Babcock Inc., Federal Coach, Eagle LLC, State Wide, RMC, Handley, Tarlton or M&M, as applicable, as a Respective Loan Party pursuant to Subsection 13(d)(ii)(5) of this Agreement.”

(c)           Omnibus Amendment to Other Agreements. Each reference in each Other Agreement to “Loan Party” and/or “Loan Parties”, as applicable, shall be deemed to include a reference to M&M.

SECTION 4.         Acknowledgements and Post-Closing Matters.

(a)           The Borrowers and the Loan Parties covenant and agree that the Borrowers and the Loan Parties shall deliver, or shall cause to be delivered, to Agent (each in form and substance satisfactory to Agent) such other documents, agreements, certificates or other items as Agent shall reasonably require to effectuate the intent of this Consent and Amendment.

(b)           The Borrowers and the Loan Parties covenant and agree that on or prior to October 5, 2007 the Borrowers and the Loan Parties shall deliver to Agent amended and restated Exhibits and Schedules to the Loan Agreement reflecting the joinder of M&M as a Loan Party under the Loan Agreement as set forth herein, each in form and substance satisfactory to Agent. Notwithstanding anything to the contrary contained in the Loan Agreement or herein, each of the Loan Parties further acknowledges and agrees that failure by the Loan Parties to timely satisfy the requirement set forth in this clause (b) shall constitute an immediate Event of Default under the Loan Agreement without any further notice or grace period of any kind.

(c)           The Borrowers and the Loan Parties covenant and agree that on or prior to October 5, 2007 the Borrowers and the Loan Parties shall deliver to Agent a legal opinion of Loan Parties’ counsel in connection with this Consent and Amendment and the joinder of M&M as a Loan Party under the Loan Agreement and the Other Agreements, in form and substance satisfactory to Agent. Notwithstanding anything to the contrary contained in the Loan Agreement or herein, each of the Loan Parties further acknowledges and agrees that failure by the Loan Parties to timely satisfy the requirement set forth in this clause (c) shall constitute an immediate Event of Default under the Loan Agreement without any further notice or grace period of any kind.

(d)           The Borrowers and the Loan Parties covenant and agree that on or prior to October 5, 2007 the Borrowers and the Loan Parties shall deliver to Agent an officer’s certificate of Borrower Representative, in form and substance satisfactory to Agent, (i) certifying that the Purchase is permitted under the terms and provisions of the Senior Note Documents as in effect as of the date of the Loan Agreement (without regard to any subsequent waivers or amendments thereto), (ii) certifying that the Purchase has been consummated in accordance with the Purchase Agreement and (iii) certifying and attaching executed copies of the Purchase Agreement and all related agreements and documents. Notwithstanding anything to the contrary contained in the Loan Agreement or herein, each of the Loan Parties further acknowledges and agrees that failure by the Loan Parties to timely satisfy the requirement set forth in this clause (d) shall constitute an immediate Event of Default under the Loan Agreement without any further notice or grace period of any kind.

(e)           The Borrowers and the Loan Parties covenant and agree that on or prior to September 13, 2007 the Borrowers and the Loan Parties shall cause to be delivered to Agent file-stamped copies of each of the UCC termination statements terminating each of the below listed UCC filings, each in form and substance satisfactory to Agent. Notwithstanding anything to the contrary contained in the Loan Agreement or herein, each of the Loan Parties further acknowledge and agree that failure by the Loan Parties to timely satisfy the requirement set forth in this clause (e) shall constitute an immediate Event of Default under the Loan Agreement without any further notice or grace period of any kind.

Secured Party	Debtor	Jurisdiction	File Number
Compass Bank	Machine & Manufacturing, LP	Texas SOS	50010823897
Compass Bank	Machine & Manufacturing I, Inc.	Texas SOS	01-00090929

(f)            The Borrowers and the Loan Parties covenant and agree that on or prior to October 5, 2007 the Borrowers and the Loan Parties shall cause to be delivered to Agent copies of the cover or other pages of the insurance policies of M&M showing the insurance policy numbers together with insurance certificates and executed additional insured and loss payee endorsements (as applicable) with respect to such insurance policies listing Agent as additional insured and/or loss payee, as applicable, each in form and substance reasonable satisfactory to Agent. Notwithstanding anything to the contrary contained in the Loan Agreement or herein, each of the Loan Parties further acknowledge and agree that failure by the Loan Parties to timely satisfy the requirement set forth in this clause (f) shall constitute an immediate Event of Default under the Loan Agreement without any further notice or grace period of any kind.

(g)           The Borrowers and the Loan Parties covenant and agree that on or prior to October 5, 2007 the Borrowers and the Loan Parties shall deliver to Agent, a duly executed account control agreement, in form and substance reasonable satisfactory to Agent, by and among M&M, applicable bank and Agent with respect to each account of M&M into which any cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Collateral are deposited as required pursuant to Section 8(a) of the Loan Agreement. Notwithstanding anything to the contrary contained in the Loan Agreement or herein, each of the Loan Parties further acknowledges and agrees that failure by the Loan Parties to timely satisfy the requirement set forth in this clause (g) shall constitute an immediate Event of Default under the Loan Agreement without any further notice or grace period of any kind.

SECTION 5.         Effectiveness. The effectiveness of this Consent and Amendment is subject to the satisfaction of each the following conditions precedent:

(a)     This Consent and Amendment shall have been duly executed and delivered by Borrowers, Loan Parties, Agent and each Lender;

(b)     Agent shall have received each of the agreements, documents, certificates, opinions or other instruments listed on the closing checklist attached hereto as Annex A, each duly executed by the parties thereto (as applicable) and each in form and substance satisfactory to Agent and on or before the dates listed therein;

(c)           The representations and warranties contained herein shall be true and correct in all material respects.

SECTION 6.         Representations and Warranties. In order to induce Agent and each Lender to enter into this Consent and Amendment, each Loan Party hereby represents and warrants to Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Consent and Amendment, that:

(a)           all of the representations and warranties contained in the Loan Agreement and in each Other Agreement are true and correct in all material respects as of the date hereof after giving effect to this Consent and Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b)           the execution, delivery and performance by Loan Parties of this Consent and Amendment has been duly authorized by all necessary corporate action required on their part and this Consent and Amendment, and the Loan Agreement is the legal, valid and binding obligation of Loan Parties enforceable against Loan Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Consent and Amendment by Loan Parties, the performance by Loan Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or formation, bylaws or operating agreement or other similar documents or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

(d)           no Default or Event of Default has occurred and is continuing.

SECTION 7.         Reference to and Effect Upon the Loan Agreement.

(a)           Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

(b)           the consents and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any Other Agreement, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or any Other Agreement or (iii) constitute a waiver of any provision of the Loan Agreement or any Other Agreement, except as specifically set forth herein. Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby. This Consent and Amendment shall be construed in connection with and as part of the Loan Agreement. Each Loan Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

SECTION 8.         Costs And Expenses. As provided in Section 4(c)(v) of the Loan Agreement, Borrowers agree to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent and Amendment.

SECTION 9.         GOVERNING LAW. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 10.       Headings. Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute part of this Consent and Amendment for any other purposes.

SECTION 11.       Counterparts. This Consent and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent and Amendment as of the date first written above.

BORROWERS:

J.B. POINDEXTER & CO., INC.

By:
Name:
Title:

MORGAN TRUCK BODY, LLC

By:
Name:
Title:

TRUCK ACCESSORIES GROUP, LLC

By:
Name:
Title:

MIC GROUP, LLC

By:
Name:
Title:

MORGAN OLSON, LLC

By:
Name:
Title:

EFP, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Seventh Omnibus Amendment]

FEDERAL COACH, LLC

By:
Name:
Title:

RICHARD’S MANUFACTURING COMPANY

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Seventh Omnibus Amendment]

AGENT AND LENDER:

LASALLE BANK NATIONAL ASSOCIATION,
as Agent and Lender

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Seventh Omnibus Amendment]

The following Persons are signatories to this Consent and Amendment in their capacities as Loan Parties, not as Borrowers:

LOAN PARTIES:

LOWY GROUP, INC.

By:
Name:
Title:

RAIDER INDUSTRIES INC.

By:
Name:
Title:

SWK HOLDINGS, INC.

By:
Name:
Title:

UNIVERSAL BRIXIUS, LLC

By:
Name:
Title:

MORGAN TRAILER FINANCIAL CORPORATION

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Seventh Omnibus Amendment]

MORGAN TRAILER FINANCIAL
MANAGEMENT, L.P.

By:	MORGAN TRUCK BODY, LLC,
its general partner

By:
Name:
Title:

COMMERCIAL BABCOCK INC.

By:
Name:
Title:

EAGLE SPECIALTY VEHICLES, LLC

By:
Name:
Title:

STATE WIDE ALUMINUM, INC.

By:
Name:
Title:

TARLTON SUPPLY CO.

By:
Name:
Title:

HANDLEY L.P.

By:	MIC GROUP, LLC,
its general partner

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Seventh Omnibus Amendment]

MACHINE & MANUFACTURING I, INC.

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Seventh Omnibus Amendment]

Annex A

[See Attached.]

[Signature Page Limited Consent, Joinder and Seventh Omnibus Amendment]